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                        LOOMIS SAYLES INVESTMENT TRUST

                Loomis Sayles Core Fixed Income Fund (the "Fund")

                        Supplement dated March 7, 2002 to
          Loomis Sayles Investment Trust Fixed Income Funds Prospectus
               Dated February 1, 2002 as revised February 25, 2002


The Board of Trustees of Loomis Sayles Investment Trust recently approved changes to the investment strategies of the Fund that are expected to become effective on May 1, 2002. After that date, investing in lower rated fixed income securities ("junk bonds") will no longer be a principal investment strategy of the Fund and securities of Canadian issuers will count toward the 20% of assets the Fund can invest in securities of foreign issuers. These changes will lessen the Fund's exposure to corporate bonds and bring the Fund's asset allocation and weighted average duration closer to that of the Lehman Brothers Aggregate Bond Index. In light of these new changes, the Fund will change its name to the Loomis Sayles Benchmark Core Bond Fund effective May 1, 2002.